                             LETTER WAIVER TO THAT
                        CERTAIN NOTE PURCHASE AGREEMENT

                              September 30, 1998

To Each of the Purchasers:

Ladies and Gentlemen:

     We refer to that certain Note Purchase Agreement dated as of April 1, 1993, as amended, by and among the undersigned, Western Gas Resources, Inc. (The "Company") and the Purchasers named therein relating to the purchase and sale of the Company's 7.65% Senior Notes due April 30, 2003 (the "Agreement"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     In Section 7.11 of the Agreement, the Company agrees that for the period of four consecutive fiscal quarters ended on each of September 30, 1998 and December 31, 1998, Income Available for Fixed Charges shall be at least three hundred percent (300%) of Fixed Charges. The Company hereby requests that you waive compliance with this section for the fiscal quarter ended September 30, 1998, provided that for the period of four consecutive fiscal quarters ended September 30, 1998, Income Available for Fixed Charges shall be at least two hundred seventy five percent (275%) of fixed Charges.

     If you agree to the above limited waiver of compliance with Section 7.11 for the fiscal quarter ended September 30, 1998, provided that for the period of four consecutive fiscal quarters ended on September 30, 1998, Income Available for Fixed Charges shall be at least two hundred seventy five percent (275%) of Fixed Charges, please evidence such agreement by executing and returning one counterpart of this waiver to the Company at its address at 12200 N. Pecos Street, Denver, CO 80234, Attention: Vice President - Finance. This waiver shall become effective as of the date first above written when and if counterparts of this waiver shall have been executed by the Company and the Required Holders and written notice along with evidence thereof shall have been provided to you by the Company.

                                                                   Exhibit 10.26

     Except to give effect to the specific and limited waiver herein granted, the terms and provisions of the Agreement shall continue in full force and effect. No terms or provisions; of the Agreement are modified or changed by this Letter Waiver, and no further waiver of any condition or term of the Agreement is intended or implied.

                                        Very truly yours,

                                        WESTERN GAS RESOURCES, INC.



                                        By: /s/ William J. Krysiak
                                            __________________________________
                                                William J. Krysiak
                                                Vice President - Finance

                                        LANCE OIL & GAS COMPANY, INC.
                                        MGTC, INC.
                                        MIGC, INC.
                                        MOUNTAIN GAS RESOURCES, INC.
                                        PINNACLE GAS TREATING, INC.
                                        WESTERN POWER SERVICES. INC.
                                        WESTERN GAS RESOURCES -
                                          OKLAHOMA, INC.
                                        WESTERN GAS RESOURCES-TEXAS, INC.
                                        WGR CANADA, INC.

                                        By: /s/ William J. Krysiak
                                            __________________________________
                                                William J. Krysiak
                                                Vice President - Finance

ACKNOWLEDGED AND ACCEPTED:

__________________________
                                                                   Exhibit 10.26

ACKNOWLEDGED AND ACCEPTED:

__________________________

CONNECTICUT GENERAL LIFE INSURANCE COMPANY*
CONNECTICUT GENERAL LIFE INSURANCE COMPANY,* on behalf of one or more separate accounts
LIFE INSURANCE COMPANY OF NORTH AMERICA*
INSURANCE COMPANY OF NORTH AMERICA*

By: CIGNA Investments, Inc.

     By: /s/ James G. Schelling
         ---------------------------
             James G. Schelling
             Managing Director

* This entity is either the registered owner of one or more of the securities pertaining hereto or is a beneficial owner of one or more of such securities owned by the registered in the name of a nominee for that entity.

THE CANADA LIFE ASSURANCE COMPANY

By: _____________________________

CANADA LIFE INSURANCE COMPANY OF AMERICA

By: _____________________________

CANADA LIFE INSURANCE COMPANY OF NEW YORK

By: _____________________________

THE FRANKLIN LIFE INSURANCE COMPANY

By: _____________________________

ROYAL MACCABEES LIFE INSURANCE COMPANY

By: _____________________________

                                                                   Exhibit 10.26